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                                                                    EXHIBIT 10.8

                   SCHEDULE TO FORM OF HCRI SHORTFALL FUNDING AGREEMENT
                PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


                LESSEE       LESSOR       LESSOR'S        LOCATION       MANAGEMENT      AMOUNT BY
                                          STATE OF                       FIRM            WHICH EQUITY
                                          INCORPORATION                                  CAPITAL
                                                                                         PORTION AND
                                                                                         SENIOR LOAN
                                                                                         CAPITAL
                                                                                         PORTION
                                                                                         CANNOT EXCEED

LEBANON,        Financial    Pennsylvania Pennsylvania    Lebanon        Balanced        $808,000
PENNSYLVANIA    Care         BCC                          County,        Care at
                Investors    Properties,                  Pennsylvania   Lebanon, Inc.
                of           Inc.
                Lebanon,
                LLC

LOYALSOCK,      Financial    Pennsylvania Pennsylvania    Lycoming       Balanced        $793,000
PENNSYLVANIA    Care         BCC                          County,        Care at
                Investors    Properties,                  Pennsylvania   Loyalsock,
                of           Inc.                                        Inc.
                Loyalsock,
                LLC

WESTERVILLE,    Financial    HCN BCC      Delaware        Franklin       Balanced        $1,545,500
OHIO            Care         Holdings,                    County, Ohio   Care at
                Investors    Inc.                                        Westerville,
                of                                                       Inc.
                Westerville  ,
                LLC

MORRISTOWN,     Financial    HCN BCC      Delaware        Hamblen        Balanced        $814,118
TENNESSEE       Care         Holdings,                    County,        Care at
                Investors    Inc.                         Tennessee      Morristown,
                of                                                       Inc.
                Morristown,
                LLC

OAK RIDGE,      Financial    HCN BCC      Delaware        Anderson       Balanced        $1,463,000
TENNESSEE       Care         Holdings,                    County,        Care at Oak
                Investors    Inc.                         Tennessee      Ridge, Inc.
                of Oak
                Ridge, LLC

SAGAMORE        Financial    HCN BCC      Delaware        Summit         Balanced        $1,463,000
HILLS, OHIO     Care         Holdings,                    County, Ohio   Care at
                Investors    Inc.                                        Sagamore
                of                                                       Hills, Inc.
                Sagamore
                Hills, LLC

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